Exhibit 10-40.05
                          THIRTY-SECOND AGREEMENT AMENDING
                          NEW ENGLAND POWER POOL AGREEMENT


             THIS THIRTY-SECOND AGREEMENT, dated as of the 1st day of September, 1995, is entered into by the signatory Participants for the amendment by them of the New England Power Pool Agreement dated as of September 1, 1971 (the "NEPOOL Agreement"), as previously amended by twenty-nine (29) amendments, the most recent of which was dated as of May 1, 1993; as previously proposed to be amended by a thirtieth amendment dated as of June 1, 1993 which has been withdrawn; and as proposed to be amended by a pending thirty-first amendment dated as of July 1, 1995.

         NOTE: Because Section I of the Thirty-Second Agreement is the only Section that amends the NEPOOL Agreement, only that Section is reproduced and compared to the language in the currently effective NEPOOL Agreement. All other text of the Thirty-Second Amendment has been deleted for purposes of this compare document.

         NOW THEREFORE, the signatory Participants hereby agree as follows:

                                   SECTION I

                         AMENDMENTS TO NEPOOL AGREEMENT
              1.  The definition of "Entity" in Section 15.14 of the
         NEPOOL Agreement, as heretofore amended, is amended to read as follows:

              Entity is any person or organization engaged in the electric utility business (the generation and/or transmission and/or distribution of electricity for consumption by the public, or the purchase, as principal or broker, of electric energy and/or capacity for resale at wholesale), whether the United States of America or Canada or a state or province or a political subdivision thereof or a duly established agency of any of them, a private corporation, a partnership, an individual, an electric cooperative or any other person or organization recognized in law as capable of owning property and contracting with respect thereto. No person or organization shall be deemed to be an Entity if the generation, transmission and, or distribution of electricity by such person or organization is primarily conducted to provide electricity for consumption by such person or organization or an affiliated person or organization.

              2. Section 5.15 of the NEPOOL Agreement, as heretofore amended, is amended to re-letter paragraph (h) as paragraph (i) and by inserting the following new paragraph (h) after present paragraph (g):

             (h) The Management Committee shall have the authority, at the time that it acts on an Entity's application pursuant to Section 1.2 to become a Participant, to waive conditionally or unconditionally, compliance by such Entity with one or more of the obligations imposed by this Agreement if the Committee determines that such compliance would be unnecessary or inappropriate for such Entity and the waiver for such Entity will not impose an additional burden on other Participants.

             3. Section 5.16 of the NEPOOL Agreement, as heretofore amended, is hereby amended to read as follows:

             Each member of the Management Committee or that member's designee shall be entitled to attend any meeting of the Executive Committee, Operations Committee, and Policy Planning Committee and shall have a reasonable opportunity to express views on any matter to be acted upon at the meeting.

                          THIRTY-SECOND AGREEMENT AMENDING
                          NEW ENGLAND POWER POOL AGREEMENT

             THIS THIRTY-SECOND AGREEMENT, dated as of the 1st day of September, 1995, is entered into by the signatory Participants for the amendment by them of the New England Power Pool Agreement dated as of September 1, 1971 (the "NEPOOL Agreement"), as previously amended by twenty-nine (29) amendments, the most recent of which was dated as of May 1, 1993; as previously proposed to be amended by a thirtieth amendment dated as of June 1, 1993 which has been withdrawn; and as proposed to be amended by a pending thirty-first amendment dated as of July 1, 1995.

             WHEREAS, the NEPOOL Review Committee has been reconstituted, in response to a general invitation issued in early 1995 by the NEPOOL Participants, to include representatives of independent power producers ("IPPs"), power marketers, power brokers, utility regulators, environmental groups and others, and the Committee is currently discussing a restructuring of NEPOOL in light of the emerging changes in the electric utility industry;

             WHEREAS, the NEPOOL Review Committee's January 1995 Phase One Report concluded as part of the NEPOOL restructuring that "NEPOOL membership should be open to a broad spectrum of entities";

             WHEREAS, IPPs are permitted to become Participants under current NEPOOL provisions and the Participants are willing, consistent with the NEPOOL Review Committee's Phase One Report, to amend the NEPOOL Agreement also to permit power marketers and power brokers to become Participants;

             WHEREAS, as an interim step in the restructuring of NEPOOL the Participants are willing to amend the NEPOOL Agreement to permit power marketers and power brokers to become Participants now, even before the completion of the restructuring of NEPOOL, to facilitate their participation in bulk power transactions in New England and more directly in the day-to-day activities of NEPOOL;

             WHEREAS, certain New England utilities that have chosen so far not to become Participants have expressed their interest in amending language to the NEPOOL Agreement in order to make membership in NEPOOL more desirable to them;

             WHEREAS, the amendments proposed herein do not change the voting and governance provisions of the NEPOOL Agreement;

             WHEREAS, representatives of certain of the IPPs and power marketers have expressed in NEPOOL Review Committee discussions
         (1) the belief that any amendments to the NEPOOL Agreement designed to effect the restructuring of NEPOOL should be preceded by an amendment to the NEPOOL voting and governance structure so that IPPs and power marketers can participate fully and have a separate vote on all restructuring matters placed before the NEPOOL Executive Committee, (2) the concern that the interests of IPPs and power marketers may not be adequately addressed in the restructuring discussions in the NEPOOL Executive Committee during the interim period when the terms of NEPOOL restructuring are being discussed, and (3) the position that the issue of whether and, if so, how to amend the definition of the term "Entity" under Section 15.14 of the NEPOOL Agreement to include end-users should be addressed and resolved during the NEPOOL restructuring process;

              WHEREAS, during NEPOOL Review Committee discussions, various NEPOOL Participants have expressed (1) their belief that the NEPOOL voting and governance structure (a) should be fair, (b) should take into account the interests of all members and reflect votes that are appropriately weighted in relationship to each member's responsibilities and obligations (i.e. transmission, generation and/or load), and (c) should minimize the opportunities for gridlock, (2) their desire to involve substantively the IPPs, power marketers, power brokers, Federal and state regulators, and any other interested entities in the restructuring effort, but not to impede the operations of NEPOOL during the restructuring process, and (3) the desire first to assure the opportunity for broader membership by all entities transacting business in the wholesale bulk power market in New England before addressing whether and, if so, how to involve end-users in the Pool;

             WHEREAS, in order to address the IPPs' and power marketers' beliefs, concerns, positions, desires, and interests, the Participants have invited IPPs, power marketers, and power brokers that elect to become Participants after this Thirty-Second Agreement is effective to select a common representative to receive notice of all meetings of the NEPOOL Executive Committee, NEPOOL Operations Committee, and NEPOOL Policy Planning Committee and to attend those meetings and act as their common spokesperson at such meetings;

             WHEREAS, those IPPs and power marketers involved in the NEPOOL Review Committee effort which are listed in Attachment 1 to this Thirty-Second Agreement have provided the Participants assurances that these IPPs and power marketers support or do not oppose acceptance of this Thirty-Second Agreement by the Federal Energy Regulatory Commission (the "Commission");

             WHEREAS, in reliance on and subject to the assurances of the IPPs and power marketers described in the preceding paragraph, the Participants, IPPs and power marketers participating in the NEPOOL Review Committee effort have agreed that governance and voting issues relative to IPPs and power marketers are among the priority issues identified in the NEPOOL Review Committee's Phase One Report and that they will continue to use their best efforts to resolve these issues expeditiously through the NEPOOL Review Committee; and

              WHEREAS, Participants, IPPs and power marketers have also agreed that the issue of whether and, if so, how to amend the NEPOOL Agreement to permit membership by those not eligible for NEPOOL membership after this Thirty-Second Agreement becomes effective should be addressed before completion of the NEPOOL restructuring process;

              NOW THEREFORE, the signatory Participants hereby agree as follows:

                                   SECTION 1

                         AMENDMENTS TO NEPOOL AGREEMENT

              1. The definition of "Entity" in Section 15.14 of the NEPOOL Agreement, as heretofore amended, is amended to read as follows:

              Entity is any person or organization engaged in the electric utility business (the generation and/or transmission and/or distribution of electricity for consumption by the public, or the purchase, as principal or broker, of electric energy and/or capacity for resale at wholesale), whether the United States of America or Canada or a state or province or a political subdivision thereof or a duly established agency of any of them, a private corporation, a partnership, an individual, an electric cooperative or any other person or organization recognized in law as capable of owning property and contracting with respect thereto. No person or organization shall be deemed to be an Entity if the generation, transmission, or distribution of electricity by such person or organization is primarily conducted to provide electricity for consumption by such person or organization or an affiliated person or organization.

           2. Section 5.15 of the NEPOOL Agreement, as heretofore amended, is amended to re-letter paragraph (h) as paragraph (i) and by inserting the following new paragraph (h) after present paragraph (g):

              (h) The Management Committee shall have the authority, at the time that it acts on an Entity's application pursuant to Section 1.2 to become a Participant, to waive, conditionally or unconditionally, compliance by such Entity with one or more of the obligations imposed by this Agreement if the Committee determines that such compliance would be unnecessary or inappropriate for such Entity and the waiver for such Entity will not impose an additional burden on other Participants.

           3. Section 5.16 of the NEPOOL Agreement, as heretofore amended, is hereby amended to read as follows:

                   Each member of the Management Committee or that member's designee shall be entitled to attend any meeting of the Executive Committee, Operations Committee, and Policy planning Committee and shall have a reasonable opportunity to express views on any matter to be acted upon at the meeting.

                                   SECTION II

                       PARTICIPATION ON NEPOOL COMMITTEES

              The Participants that are the signatories to this Thirty-
         Second Agreement agree that they will cause their representatives to take action in the NEPOOL Executive Committee, the NEPOOL Operations Committee and the NEPOOL Policy Planning Committee to authorize the IPPs, power marketers and power brokers that become Participants (collectively, such IPPs, power marketers, and power brokers are hereinafter referred to as "non-utility Participants") to designate as a group after this Thirty-Second Agreement becomes effective, a non-voting representative for each of the NEPOOL Executive Committee, NEPOOL Operations Committee, and NEPOOL Policy Planning Committee. The right to designate such representatives to the NEPOOL Executive Committee, NEPOOL Operations Committee, and NEPOOL Policy Planning Committee shall be in addition to, and not in lieu of, such non-utility Participants' rights under the existing provisions of the NEPOOL Agreement to be represented by members on the NEPOOL Operations Committee and NEPOOL Policy Planning Committee. If the non-utility Participants designate a representative for the NEPOOL Executive Committee, NEPOOL Operations Committee or NEPOOL Policy Planning Committee, that representative shall be treated as if he or she were a member of that Committee for purposes of notice of and participation in Committee meetings, but shall not be entitled to vote, and shall not be deemed a member of the Committee for purposes of determining the number of votes required for Committee action.

                                  SECTION III

                  EFFECTIVENESS OF THE THIRTY-SECOND AGREEMENT

             This Thirty-Second Agreement, and the amendments provided for above, shall become effective on November 15, 1995, or on such other date as the Federal Energy Regulatory Commission shall provide that such amendments shall become effective.

                                   SECTION IV

                             USAGE OF DEFINED TERMS

             The usage in this Thirty-Second Agreement of terms which are defined in the NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the NEPOOL Agreement.

                                   SECTION V

                                  COUNTERPARTS

             This Thirty-Second Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Thirty-Second Agreement may be detached from any counterpart of this Thirty-Second Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Thirty-Second Agreement identical in form thereto but having attached to it one or more signature pages.

             IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 1st day of September, 1995.


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995

              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                            Boston Edison Company
                                                 (Participant)
                                            By: /s/ Douglas S. Horan
                                            Title: Vice President &
                                                   General Counsel
                                            Address: 800 Boylston Street (P360)
                                                     Boston, MA  02199-8001

                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF SEPTEMBER 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1995, and as proposed to be amended by a pending amendment dated as of July 1, 1995

                                              Boylston Light Department
                                              (Participant)
                                              By: /s/ H. Bradford White, Jr.
                                                  Name: H. Bradford White, Jr.
                                                  Title: Manager
                                                  Address:


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                 Blackstone Valley Electric Company
                                 Eastern Edison Company
                                 Montaup Electric Company
                                 Newport Electric Corporation
                                 (Participant)
                                 By:   /s/ Kevin A. Kirby
                                        Title: Vice President
                                        Address: 750 West Center Street
                                        West Bridgewater, MA 02379-0543


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                   Cambridge Electric Light Company
                                   Canal Electric Company
                                   Commonwealth Electric Company
                                   (Participant)
                                    By: /s/ Russell D. Wright
                                        Title: President and C.O.O.
                                        Address:  2421 Cranberry Highway
                                                  Wareham, MA  02571-1002


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                  Central Maine Power Company
                                       (Participant)
                                        By: /s/ Arthur Adelberg
                                              Title:    Vice President
                                              Address:  83 Edison Drive
                                                        Augusta, ME  04336-0001


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT


                         DATED AS OF September 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.


                                          Central Vermont Public Service
                                          Corporation
                                                   (Participant)


                                          By: /s/ Robert Stern
                                              Name: Robert Stern
                                              Title: Senior Vice President
                                              Address: 77 Grove Street
                                                       Rutland, VT  05701-3400



                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.


                                      Chicopee Municipal Lighting Plant
                                      (Participant)
                                      By: Barry W. Soden
                                         Title: General Manager
                                         Address: 725 Front Street
                                                  Chicopee, MA  01021-0405

                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                            AS OF September 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as
         proposed to be amended by a pending amendment dated as of July
         1, 1995.
                                        The Connecticut Light and Power Company
                                        Western Massachusetts Electric Company
                                        Holyoke Water Power Company
                                        Holyoke Power and Electric Company
                                        Public Service Company of New Hampshire
                                           (Participant)
                                           By: /s/ Frank P. Sabatino
                                               Title: Vice President
                                               Address: 107 Selden Street
                                                        Berlin, CT  06037-1616


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                             Conn. Municipal Electric Energy Cooperative
                             (Participant)
                             By: /s/ Maurice R. Scully
                                 Title:  Executive Director
                                 Address: 30 Stott Avenue
                                          Norwich, CT  06360-1535


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                 Fitchburg Gas and Electric Light Company
                                       (Participant)
                                 By: /s/ David K. Foote
                                     Title: Senior Vice President
                                     Address: 216 Epping Road
                                              Exeter, NH  03833-4575


                         COUNTERPART SIGNATURE PAGE
                         TO THIRTY-SECOND AGREEMENT AMENDING
                         NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971 and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.


                                 Village of Hardwick Electric Department
                                          (Participant)

                                  By: /s/ Jack E. Young
                                      Name: Jack E. Young
                                      Title: General Manager
                                      Address: P.O. Box 516
                                               Hardwick, VT  05843-0516

                                 SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                             Hingham Municipal Lightinq Plant
                                  (Participant)

                             By: Joseph R. Spadea, Jr.
                                 Title:   General Manager
                                 Address: 19 Elm Street
                                 Hingham, MA  02043-2518


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF SEPTEMBER 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993, and as proposed to be amended by a pending amendment dated as of July 1, 1995.


                                                New England Power Company
                                                (Participant)

                                                By: /s/ Jeffrey D. Tranen
                                                    Name:     Jeffrey D. Tranen
                                                    Title:    President
                                                    Address:  25 Research Drive
                                                              Westborough, MA
                                                              01582

                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                       NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF SEPTEMBER 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993, and as proposed to be amended by a pending amendment dated as of July 1, 1995.


                                     Massachusetts Electric Company
                                     (Participant)
                                     By:  /s/ Richard P. Sergel
                                           Name:   Richard P. Sergel
                                           Title:  Chairman
                                           Address:  25 Research Drive
                                                     Westborough, MA  01582


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                       NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF SEPTEMBER 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993, and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                          The Narragansett Electric Company
                                          (Participant)

                                          By: /s/ Richard P. Sergel
                                          Name:   Richard P. Sergel
                                          Title:  Chairman
                                          Address: 25 Research Drive
                                                   Westborough, MA  01582

                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF SEPTEMBER 1, 1995

             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993, and as proposed to be amended by a pending amendment dated as of July 1, 1995


                                          Granite State Electric Company
                                          (Participant)
                                            By: /s/ Richard P. Sergel
                                            Name:   Richard P. Sergel
                                            Title:  Chairman
                                            Address:  25 Research Drive
                                                      Westborough, MA  01582

                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                     New Hampshire Electric Cooperative, Inc.
                                          (Participant)
                                     By: /s/Steven Kaminski
                                         Title: Director, Energy Services
                                         Address: Tenney Mountain Highway
                                                   Plymouth, NH  03264-9420




                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                          Paxton Municipal Light Department
                                          (Participant)



                                          By: /s/ Harold L. Smith
                                             Name: Harold L. Smith
                                             Title: Manager
                                             Address: 578 Pleasant Street
                                                      Paxton, MA  01612-1365

                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                  The United Illuminating Company
                                            (Participant)

                                  By: /s/ James F. Crowe
                                      Title: Vice President
                                      Address: 157 Church Street, 16th Fl.
                                               New Haven, CT  06506-0901


                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                          ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.

                                        UNITIL Power Corp.
                                          (Participant)
                                        By: /s/ David K. Foote
                                             Name: David K. Foote
                                             Title:  Senior Vice President
                                             Address: 216 Epping Road
                                                      Exeter, NH 03833-4575

                           COUNTERPART SIGNATURE PAGE
                      TO THIRTY-SECOND AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT

                         DATED AS OF September 1, 1995


             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-nine (29) amendments the most recent of which was dated as of May 1, 1993 and as proposed to be amended by a pending amendment dated as of July 1, 1995.



                                         Vermont Electric Power Company  Inc.
                                         (Participant)
                                            By: /s/ Richard M. Chapman
                                                Title: President/CEO
                                                Address: P.O. Box 548
                                                Rutland, VT  05702-0548


                                   APPENDIX 1


             The following independent power producers and power marketers who are participating in the work of the NEPOOL Review Committee have provided the Participants assurances that they support or do not oppose acceptance of the foregoing Agreement by the Federal Energy Regulatory Commission:

                   Enron Power Marketing, Inc.
                   Coastal Electric Services Corp.
                   North American Energy Conservation, Inc.
                   KCS Power Marketing, Inc.
                   Electric Clearing House, Inc.
                   American National Power, Inc.
                   Associated Power Service, Inc.
                   Citizens Lehman Power Sales